OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01920

Stralem Fund
(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated 645 Madison Avenue	New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 888-8123

Date of fiscal year end:	October 31, 2016

Date of reporting period:	April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

SEMI-ANNUAL REPORT

April 30, 2016

(unaudited)

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
May 2016

Dear Shareholder,

During the first six months of its fiscal year, November 1, 2015 through April 30, 2016, Stralem Equity Fund’s (the “Fund’s”) performance was as follows:

Time Period	STEFX*	S&P 500**
11/01/2015-04/30/2016	2.63%	0.43%

Past performance does not guarantee future returns.
*	Net, after fees.
**	Does not reflect deduction for fees, expenses or taxes.

Stralem Equity Fund significantly outperformed the benchmark index over the first six months of the fiscal year, returning +2.63% vs. +0.43% for the S&P 500 Index (the “Index”). On a one year basis ended April 30, 2016, the Fund outperformed by 1.82% returning 3.03% vs. 1.21% for the Index.

In our view, a fundamental shift has been occurring which has both validated and rewarded Stralem’s adherence to it discipline.

In March 2009, at the height of the Great Recession, the Federal Reserve (the “Fed”) decided that monetary policy would be the best and perhaps only weapon available to help the U.S. avoid a depression and thus launched an audacious assault on interest rates in the hopes of stimulating the economy. The Fed’s plan was to directly lower short term interest rates through ZIRP (Zero Interest Rate Policy) and to pressure medium and longer term rates lower by aggressively purchasing treasuries through its QE Program (Quantitative Easing).

The Fed was ultimately successful in reducing interest rates to multi-decade lows, and in so doing created an unprecedented confluence of extraordinary stock market conditions: extreme stock market returns, below average stock market volatility, and very high stock correlations. While each of these conditions had occurred independently at different times in stock market history – the simultaneous persistence of all three conditions from 2009-2014 was unprecedented and created an environment that favored passive investing to a degree heretofore unseen. With the end of QE in Q4 of 2014 and the first Fed rate hike in Q4 2015, this confluence of extraordinary market conditions broke down in early 2015 and has continued into calendar year 2016. This return to what we view as more normal market conditions has created potential risks for passive strategies and has underscored the importance of active management by enabling companies with superior fundamentals and operating performance to be commensurately rewarded once again.

Given that the market has been propelled to all-time highs by loose monetary policy while S&P 500 companies are commanding above average margins and multiples and below average sales and earnings growth, we believe it prudent to remain positioned with 35% of the portfolio in what we view as defensive positions with downside protection. As a result, in this newly volatile environment, the portfolio remains 65% allocated to the Up Market Sector with 35% allocated to the Down Market Sector.

Both the Up-Market and Down-Market sectors outperformed the Index during the period, driven primarily by strong stock selection and positive attribution from each of the underlying categories. While the outperformance was broad-based, the largest contributions came from the New Industries category within the Up Market and the High Yield category within the Down Market. In the New Industries category, the absence of Apple in the portfolio resulted in the avoidance of its steep (-20.8%) decline as iPhone shipments decelerated and investors became concerned about possible smartphone market saturation. New Industries’ outperformance was also driven to a lesser extent by Adobe Systems (+6.3%), and the voracious appetite for creating digital marketing content via the company’s software. With respect to the High Yield category within the Down Market, electric utilities PPL Corp. (+11.8%) and Duke Energy (+12.8%) and telecom company AT&T (+18.9%) drove outperformance. Investor interest in companies with stable earnings and high-dividend-yields was strong as bond yields experienced a significant decline over the period. In the Up-Market, the Dominant Companies category drove relative outperformance the least, held back by weak performance from Starbucks (-9.5%) and Johnson Controls (-7.0%). While Starbucks is still a powerful global growth story, it paused during the period after being up 48% in calendar 2015. Johnson Controls has been recently penalized by its large exposure to the Chinese auto market and the drag from currency translation. Stralem remains confident in the company’s prospects, as management is actively pulling the levers at its disposal to become the building-controls industry leader and to raise margins by spinning off its Auto Interiors operations.

No positions were added or subtracted from the Fund’s portfolio during the first half of the fiscal year.

We remain convinced that the market environment began to change entering 2015 when the Fed began to pull back on its loose monetary policy by curtailing Quantitative Easing and beginning the process of raising interest rates. These decisions coupled with new highs in the Index, slowing global growth, and above average corporate valuations have introduced more uncertainty, volatility and caution into the stock market. It is our contention that diligent research and price sensitivity and stock selection based on strong fundamentals will continue to be rewarded. In our view, the portfolio is well-positioned to participate in continued upside momentum—capitalizing on powerful secular themes and market share shifts that may occur due to disruptive technologies—as well as protect capital on the downside if necessary. In closing, we believe it is more imperative than ever to balance “participation with protection” in order to create and protect long term wealth.

Sincerely,

Stralem & Company Incorporated

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or statutory prospectus which both describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. The Fund can suffer losses as well as gains. For more current information throughout the year please contact the Fund by calling 1-866-822-9555 or visit the Fund’s website at www.stralemfund.com. The Fund is distributed by Ultimus Fund Distributors, LLC.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
April 30, 2016 (Unaudited)

		As of April 30, 2016		As of October 31, 2015
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$14,226,000	9.9%	$18,965,012	9.8%
	NEW INDUSTRIES	13,850,922	9.6%	20,257,685	10.5%
	DOMINANT COMPANIES	59,450,604	41.4%	80,010,765	41.4%

DOWN MARKET	LOW PRICE TO CASH FLOW	15,414,776	10.7%	19,068,290	9.9%
	HIGH YIELD	34,800,087	24.2%	46,022,464	23.8%

MONEY MARKET		6,066,215	4.2%	8,832,727	4.6%
		$143,808,604	100.0%	$193,156,943	100.00%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
April 30, 2016 (Unaudited)

Shares	Common Stocks — 95.7%	Value
	Consumer Discretionary — 11.5%
	Auto Components — 3.1%
106,500	Johnson Controls, Inc.	$4,409,100

	Hotels, Restaurants & Leisure — 2.7%
69,700	Starbucks Corp.	3,919,231

	Media — 2.8%
38,900	Walt Disney Co. (The)	4,016,814

	Specialty Retail — 2.9%
55,900	Lowe's Cos., Inc.	4,249,518

	Consumer Staples — 11.9%
	Beverages — 3.0%
95,700	Coca-Cola Co. (The)	4,287,360

	Food & Staples Retailing — 3.0%
43,600	CVS Health Corp.	4,381,800

	Food Products — 2.9%
98,300	Mondelēz International, Inc. - Class A	4,222,968

	Tobacco — 3.0%
43,700	Philip Morris International, Inc.	4,287,844

	Energy — 11.4%
	Energy Equipment & Services — 3.3%
58,600	Schlumberger Ltd.	4,707,924

	Oil, Gas & Consumable Fuels — 8.1%
38,200	Chevron Corp.	3,903,276
49,100	EOG Resources, Inc.	4,056,642
42,600	Exxon Mobil Corp.	3,765,840
		11,725,758
	Financials — 5.2%
	Diversified Financial Services — 2.6%
15,700	Intercontinental Exchange, Inc.	3,768,471

	Insurance — 2.6%
31,300	Chubb Ltd.	3,689,018

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.7% (Continued)	Value
	Health Care — 19.0%
	Biotechnology — 3.8%
17,900	Amgen, Inc.	$2,833,570
26,000	Celgene Corp. (a)	2,688,660
		5,522,230
	Health Care Equipment & Supplies — 1.8%
65,200	Abbott Laboratories	2,536,280

	Health Care Providers & Services — 3.1%
33,600	UnitedHealth Group, Inc.	4,424,448

	Life Sciences Tools & Services — 2.1%
21,000	Thermo Fisher Scientific, Inc.	3,029,250

	Pharmaceuticals — 8.2%
28,000	Johnson & Johnson	3,138,240
79,600	Merck & Co., Inc.	4,365,264
132,500	Pfizer, Inc.	4,334,075
		11,837,579
	Industrials — 9.0%
	Air Freight & Logistics — 3.0%
26,200	FedEx Corp.	4,325,882

	Industrial Conglomerates — 6.0%
44,900	Danaher Corp.	4,344,075
137,200	General Electric Co.	4,218,900
		8,562,975
	Information Technology — 12.5%
	Internet Software & Services — 2.3%
4,600	Alphabet, Inc. - Class A (a)	3,256,248

	IT Services — 2.9%
53,900	Visa, Inc. - Class A	4,163,236

	Software — 7.3%
39,100	Adobe Systems, Inc. (a)	3,684,002
65,200	Microsoft Corp.	3,251,524
91,800	Oracle Corp.	3,659,148
		10,594,674
	Materials — 3.0%
	Chemicals — 3.0%
81,700	Dow Chemical Co. (The)	4,298,237

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.7% (Continued)	Value
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
115,000	AT&T, Inc.	$4,464,300

	Utilities — 9.1%
	Electric Utilities — 6.1%
55,900	Duke Energy Corp.	4,403,802
115,700	PPL Corp.	4,354,948
		8,758,750
	Multi-Utilities — 3.0%
60,200	Dominion Resources, Inc.	4,302,494

	Total Common Stocks (Cost $99,987,835)	$137,742,389

Shares	Money Market Funds — 4.2%	Value
3,468,277	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01% *	$3,468,277
2,597,938	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.01% *	2,597,938
	Total Money Market Funds (Cost $6,066,215)	$6,066,215

	Total Investments at Value — 99.9% (Cost $106,054,050)	$143,808,604

	Other Assets in Excess of Liabilities — 0.1%	106,409

	Net Assets — 100.0%	$143,915,013

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at April 30, 2016.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

ASSETS
Investments, at fair value (Notes 1 and 2) (Cost $106,054,050)	$143,808,604
Cash	126,181
Dividends receivable	106,366
Receivable for capital shares sold	4,937
Other	20,820
Total Assets	144,066,908

LIABILITIES
Payable to Investment Adviser (Note 3)	65,323
Payable to administrator (Note 3)	17,084
Accrued expenses	69,488
Total Liabilities	151,895

NET ASSETS	$143,915,013

NET ASSETS CONSIST OF:
Paid-in capital	$93,554,550
Accumulated net investment income	411,085
Accumulated net realized gains from securities transactions	12,194,824
Net unrealized appreciation	37,754,554
Net Assets	$143,915,013

Shares of beneficial interest outstanding	13,964,327

Net asset value, offering price and redemption price per share (a)	$10.31

(a)	Redemption price varies based on length of time held (Note 1).
See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$1,694,265

EXPENSES
Investment advisory fees (Note 3)	750,409
Legal fees	161,376
Administration fees (Note 3)	93,986
Auditing fees	25,612
Trustees’ fees and expenses (Note 3)	23,436
Registration and filing fees	11,679
Transfer agent fees (Note 3)	9,000
Insurance	6,150
Postage and supplies	4,870
Printing	4,366
Bank service fees	3,595
Other	10,775
Total Expenses	1,105,254
Advisory fee reductions (Note 3)	(368,604)
Net Expenses	736,650

NET INVESTMENT INCOME	957,615

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from securities transactions	12,381,209
Net change in unrealized appreciation (depreciation) on investments	(10,207,489)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,173,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,131,335

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
OPERATIONS
Net investment income	$957,615	$2,985,032
Net realized gains from securities transactions	12,381,209	51,697,078
Net change in unrealized appreciation (depreciation) on investments	(10,207,489)	(45,734,652)
Net increase in net assets resulting from operations	3,131,335	8,947,458

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
From investment income, Institutional Class	(2,508,199)	(4,265,064)
From investment income, Adviser Class	—	(98,888)
From realized gains, Institutional Class	(51,600,895)	(38,440,390)
From realized gains, Adviser Class	—	(1,082,030)
Decrease in net assets from distributions to shareholders	(54,109,094)	(43,886,372)

CAPITAL SHARE TRANSACTIONS
Institutional Class (Note 1)
Proceeds from shares sold	10,309,212	8,394,175
Shares exchanged from Adviser Class	—	2,264,428
Net asset value of shares issued in reinvestment of distributions	46,261,924	36,260,508
Proceeds from redemption fees	10	1,463
Payments for shares redeemed	(52,478,618)	(142,349,795)
Net increase (decrease) in Institutional Class net assets from capital share transactions	4,092,528	(95,429,221)

Adviser Class (Note 1)
Proceeds from shares sold	—	2,266,224
Net asset value of shares issued in reinvestment of distributions	—	1,176,684
Proceeds from redemption fees	—	83
Payments for shares redeemed	—	(7,051,989)
Shares exchanged for Institutional Class	—	(2,264,428)
Net decrease in Adviser Class net assets from capital share transactions	—	(5,873,426)

TOTAL DECREASE IN NET ASSETS	(46,885,231)	(136,241,561)

NET ASSETS
Beginning of period	190,800,244	327,041,805
End of period	$143,915,013	$190,800,244

ACCUMULATED NET INVESTMENT INCOME	$411,085	$1,961,669

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
CAPITAL SHARE ACTIVITY
Institutional Class (Note 1)
Shares sold	1,043,094	646,772
Shares issued in connection with exchange of Adviser Class	—	146,596
Shares reinvested	4,612,355	2,359,174
Shares redeemed	(3,978,537)	(9,098,017)
Net increase (decrease) in shares outstanding	1,676,912	(5,945,475)
Shares outstanding, beginning of period	12,287,415	18,232,890
Shares outstanding, end of period	13,964,327	12,287,415

Adviser Class (Note 1)
Shares sold	—	20,525
Shares reinvested	—	76,707
Shares redeemed	—	(456,638)
Shares exchanged for Institutional Class shares	—	(147,012)
Net decrease in shares outstanding	—	(506,418)
Shares outstanding, beginning of period	—	506,418
Shares outstanding, end of period	—	—

See notes to financial statements.

STRALEM EQUITY FUND(a)

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Six Months Ended April 30, 2016 (Unaudited)		Year Ended October 31,
			2015	2014	2013(b)	2012(b)	2011(b)
Net asset value, beginning of period	$15.53		$17.45	$16.77	$14.10	$13.09	$12.12

Income from investment operations:
Net investment income	0.12		0.23	0.24	0.27	0.23	0.15
Net realized and unrealized gains on investments	0.13		0.34	1.70	2.87	0.95	0.98
Total from investment operations	0.25		0.57	1.94	3.14	1.18	1.13

Less distributions:
Dividends from net investment income	(0.25)		(0.25)	(0.26)	(0.25)	(0.17)	(0.16)
Distributions from net realized gains	(5.22)		(2.24)	(1.00)	(0.22)	—	—
Total distributions	(5.47)		(2.49)	(1.26)	(0.47)	(0.17)	(0.16)

Proceeds from redemption fees collected (Note 1)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.31		$15.53	$17.45	$16.77	$14.10	$13.09

Total return (d)	2.63	%(e)	3.43%	12.18%	22.97%	9.06%	9.47%

Ratios/supplemental data:
Net assets, end of period (000’s)	$143,915		$190,800	$318,237	$365,022	$343,579	$257,845
Ratio of total expenses to average net assets	1.47	%(f)	1.21%	1.12%	1.09%	1.14%	1.26%
Ratio of net expenses to average net assets (g)	0.98	%(f)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets (g)	1.28	%(f)	1.17%	1.27%	1.61%	1.68%	1.43%
Portfolio turnover rate	0%		33%	19%	14%	20%	28%

(a)	The comparative financial highlights are for the Institutional Class only (Note 1).

(b)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements by the Investment Adviser (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2016 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund commenced operations on January 18, 2000. The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers one class of shares, which is sold without any sales loads or distribution fees. On August 14, 2015, the Adviser Class shares of the Fund were discontinued and all outstanding shares were exchanged into Institutional Class shares. After the exchange, the Adviser Class designation no longer applies to shares of the Fund. Adviser Class shares had been sold without any sales load but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to the Adviser Class shares.

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Investment valuation:

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges, including common stocks, are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Fund and approved by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares are subject to a redemption fee of 1% if shares are redeemed within 60 days of purchase. During the periods ended April 30, 2016 and October 31, 2015, proceeds from redemption fees totaled $10 and $1,546, respectively.

Stock split:

The Board of Trustees of the Trust approved a ten-for-one stock split for the Fund, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (tax years ended October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$137,742,389	$—	$—	$137,742,389
Money Market Funds	6,066,215	—	—	6,066,215
Total	$143,808,604	$—	$—	$143,808,604

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of April 30, 2016, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of April 30, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Investment Adviser has agreed contractually, until at least March 1, 2017, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98%. During the six months ended April 30, 2016, the Investment Adviser reduced its advisory fees in the amount of $368,604.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s annual ratio of expenses to average net assets to exceed 0.98%. As of April 30, 2016, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,678,793, portions of which must be recovered no later than the dates stated below:

October 31, 2016	$175,505
October 31, 2017	519,286
October 31, 2018	615,398
April 30, 2019	368,604

Under the terms of servicing agreements between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, plus reimbursement of travel and other expenses. Both the Lead Independent Trustee and the Chairman of the Audit Committee receive an additional annual retainer of $2,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions arising from net investment income and net realized capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with the Code, which may differ from GAAP. The tax character of distributions paid to shareholders during the periods ended April 30, 2016 and October 31, 2015 were as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class:
April 30, 2016	$2,508,199	$51,600,895	$54,109,094
October 31, 2015	$6,299,962	$36,405,492	$42,705,454
Adviser Class:
April 30, 2016	N/A	N/A	N/A
October 31, 2015	$156,167	$1,024,751	$1,180,918

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of April 30, 2016:

Cost of portfolio investments	$106,240,176
Gross unrealized appreciation	$38,431,400
Gross unrealized depreciation	(862,972)
Net unrealized appreciation	37,568,428
Accumulated ordinary income	411,085
Other gains	12,380,950
Distributable earnings	$50,360,463

The difference between the federal income tax cost of portfolio investments and the financial statement cost and the difference between the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

6.	INVESTMENT TRANSACTIONS

During the six months ended April 30, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $0 and $48,683,002, respectively.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance except as reflected in the following paragraph.

At an in-person meeting held on June 7, 2016, the Board of Trustees of Stralem Fund has approved the reorganization of the Stralem Equity Fund (the “Acquired Fund”) into Stralem Equity Fund (the “Acquiring Fund”), a series of Ultimus Managers Trust. The Acquiring Fund will have the same investment objective, policies, and strategies of the Acquired Fund and be managed by Stralem & Company Incorporated, the investment adviser to the Acquired Fund. The reorganization of the Acquired Fund is subject to shareholder approval. Shareholders of the Acquired Fund as of record date (to be determined) will be eligible to vote at the Special Meeting of Shareholders. All shareholders of record as of the record date will receive a combined proxy statement/prospectus describing the terms and conditions of the proposed reorganization along with proxy voting information.

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2015) and held until the end of the period (April 30, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,026.30	$ 4.94
Based on Hypothetical 5% Return	$ 1,000.00	$ 1,019.99	$ 4.92

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 8, 2016 (the “Meeting”), the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Prior to approving the Advisory Agreement, the Independent Trustees met in Executive Session both separately and in consultation with counsel to discuss management’s responses to the letter sent by the Independent Trustees requesting information on, among other things, the Fund’s performance and fees as well as the services provided by the Adviser and its profitability. In addition, the Independent Trustees reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm’s length, and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

A summary of the Independent Trustees considerations at the Meeting follows:

Nature, extent and quality of the Investment Adviser’s services

The Trustees received and considered information on the responsibilities of the Adviser under the Advisory Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed the qualifications, backgrounds and responsibilities of the advisory personnel primarily responsible for the day-to-day management of the Fund. The Trustees considered the Adviser’s compliance program and its commitment to compliance. They considered the capabilities of the Adviser and its commitment to the Fund. The Trustees also considered their confidence in the Adviser’s integrity and the Adviser’s responsiveness to any concerns raised by them.

The Trustees considered the Adviser’s responsibilities with regard to brokerage selection and best execution and noted that the Adviser participates in two “soft dollar” arrangements, which benefit the Adviser and its clients, including the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature and quality of the services that the Adviser provides to the Fund.

Investment Performance of the Fund and the Adviser

The Trustees received and reviewed comparative performance information derived from Morningstar, Inc. on all Large Cap Blend funds and a selected group taken from the universe of Large Cap Blend funds (“Large Blend Custom Group”). The Large Blend Custom Group consisted of the institutional class shares of all actively managed no-load funds with no Rule 12b-1 plans and with assets between $100 to $250 million in the Large Cap Blend category. In reviewing the comparative performance, the Board considered that, for the one-year period ended December 31, 2015, the Fund’s total return was

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

higher than the average and median one-year returns of the Large Blend Custom Group and the Large Cap Blend category. The Board also noted that for the three-, five- and ten-year periods ended December 31, 2015, the Fund’s average annual total returns were lower than the average and median returns for the Large Blend Custom Group and the Large Cap Blend category. The Trustees also considered comparative information on the performance of the Adviser’s Large Cap Equity Strategy Composite, noting that the Composite outperformed the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015. The Trustees considered the performance differences between the Fund and the Composite, noting that, based on discussions with the Adviser, these differences were primarily attributed to the Fund’s performance calculation, which is net of both advisory fees and other operating expenses, while the Composite’s performance is net of only advisory fees. The Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees reviewed the Fund’s contractual advisory fee rate as stated in the Advisory Agreement and considered that the Adviser has agreed to extend the Expense Limitation Agreement with the Fund for another year until March 1, 2017. The Trustees considered that the terms of the Expense Limitation Agreement effectively lowered the advisory fee so that the actual advisory fee paid by the Fund is below the contractual advisory fee.

The Trustees acknowledged that the Fund’s contractual advisory fee was higher than the average and median management fee for the Large Blend Custom Group and the Large Cap Blend category but that, after giving effect to the terms of the Expense Limitation Agreement, the Fund’s advisory fee was comparable to the average and median management fee for the Large Blend Custom Group and slightly higher than the average and median management fee for the Large Cap Blend category.

The Trustees then considered the Fund’s overall expense ratio and noted that, after giving effect to the terms of the Expense Limitation Agreement, the Fund’s total expense ratio was lower than the average and median expense ratios for the Large Cap Blend category but was higher than the average and median expense ratios when compared to the Large Blend Custom Group.

The Trustees also reviewed the information about the services and fee rates offered to other clients of the Adviser with the same portfolio strategy. The Trustees noted that the contractual fees paid by the Fund to the Adviser (before the Expense Limitation Agreement) were higher than those paid by most of the Adviser’s managed accounts but that, after giving effect to the terms of the Expense Limitation Agreement, the fees were comparable. The Trustees also considered that although the Fund was invested in the same portfolio strategy as the Adviser’s managed accounts, there were significant differences between the services provided by the Adviser to the Fund and those provided to the managed accounts. They acknowledged that the Fund, as a registered investment

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

company, was more difficult, time consuming and expensive to manage than the Adviser’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations.

The Trustees also reviewed information on the fees being paid by the Adviser to various financial intermediaries for services provided on behalf of the accounts held at such intermediaries and noted that the Adviser was paying out of its own legitimate profits all intermediary fees on behalf of the Fund.

The Trustees stated that they had been provided with all the information that they requested from the Adviser on the Fund’s fee arrangements. They determined that the advisory fee was not disproportionately large or excessive compared to the services rendered. The Trustees concluded that in light of all of the information they received, the detailed discussions with management, the Adviser’s commitment to renew the Expense Limitation Agreement for another year and the overall level and quality of services rendered by the Adviser, the advisory fees paid by the Fund were fair and reasonable.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the Fund’s contractual advisory fee schedule includes the following fee breakpoints wherein the advisory fee percentage would decline as the Fund’s assets increase:

● 1.25% of the first $50 million;

● 1.00% of the next $50 million; and

● 0.75% in excess of $100 million.

The Trustees considered that the contractual advisory fee schedule was not in effect due to the Expense Limitation Agreement and that the actual advisory fee paid by the Fund is below the contractual advisory fee. The Trustees noted that there are no expectations of economies of scale with respect to any of the Fund’s expenses due to the Expense Limitation Agreement but concluded that shareholders are benefiting from the Expense Limitation Agreement at the Fund’s current asset levels.

Financial Condition and Profitability of the Investment Adviser

The Adviser provided information regarding its profitability as it relates to providing services to the Fund. The Trustees reviewed the Adviser’s October 31, 2015 audited financial statements, the Adviser’s total assets under management and a memorandum provided by the Adviser regarding its profitability under the Advisory Agreement. The Trustees recognized that this data represents the Adviser’s determination of its revenues, before and after fee reductions, from the contractual services provided to the Fund, less estimated expenses of providing such services. The Trustees also recognized that it is

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser and the types of funds it manages.

The Independent Trustees discussed in detail the decline in the Fund’s assets and the decline in the Adviser’s total assets under management and the reasons presented by management for the decline as well as current market conditions. The Independent Trustees further discussed the current financial condition of the Adviser and the actions taken by the Adviser to reduce their internal costs. Based on their review, the Trustees concluded that the Adviser has taken acceptable steps to address the decline in assets under management and to maintain the financial strength of the Adviser in order to satisfy its commitments to the Fund. They concluded further that the profitability of the Adviser was not excessive.

Fall-out benefits

The Trustees discussed the potential fall-out benefits realized by the Adviser arising out of its relationship with the Fund. It was noted that the Adviser receives research reports from one of the Adviser’s executing brokers. The Adviser also receives “credits” for trades executed with one of its executing brokers, which are used to offset the Adviser’s expenses to access the broker’s data. The Trustees considered the Adviser’s representation that the research received by the Adviser benefits all of its clients, including the Fund.

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is also available from the SEC’s website at http://www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Privacy Notice
FACTS	WHAT DOES STRALEM FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪  Social Security number and Transaction history
▪  Account Balances and Account transactions
▪  Assets and Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their your personal information; the reasons Stralem Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stralem Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 866-822-9555 or go to www.stralemfund.com

Who we are
Who is providing this notice?	Stralem Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stralem Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal info.

How does Stralem Fund collect my personal information?
We collect your personal information, for example, when you
▪  Open an account or Provide account information
▪  Give us your contact info. or Show your government-issued I.D.
▪  Make a wire transfer
We also collect your personal information from other companies
 (ie. brokers, custodians, etc).

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪  sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪  affiliates from using your information to market to you
▪  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem & Company Incorporated, the investment adviser to Stralem Fund, is an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stralem Fund does not jointly market.

[This page intentionally left blank]

[This page intentionally left blank]

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 14, 2016

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	June 14, 2016

* Print the name and title of each signing officer under his or her signature.